CLOUGH GLOBAL DIVIDEND AND INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, Colorado – November 30, 2022 - Today, the Clough Global Dividend and Income Fund (NYSE MKT: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0906 per share to shareholders of record at the close of business on November 18, 2022.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0051	5.67%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0855	94.33%
Total (per common share)	0.0906	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.0051	5.67%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0855	94.33%
Total (per common share)	0.0906	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2021 through 10/31/2022)
Annualized Distribution Rate as a Percentage of NAV^	14.81%
Cumulative Distribution Rate on NAV^+	1.23%
Cumulative Total Return on NAV*	-24.40%
Average Annual Total Return on NAV for the 5 Year Period Ending 10/31/2022**	-1.26%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of October 31, 2022.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2022 through November 30, 2022.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, for the period November 1, 2021 through October 31, 2022.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLOUGH GLOBAL DIVIDEND AND INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, Colorado – December 30, 2022 - Today, the Clough Global Dividend and Income Fund (NYSE MKT: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0906 per share to shareholders of record at the close of business on December 20, 2022.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0906	100.00%
Total (per common share)	0.0906	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.0051	2.84%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.1761	97.16%
Total (per common share)	0.1812	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2022 through 11/30/2022)
Annualized Distribution Rate as a Percentage of NAV^	14.42%
Cumulative Distribution Rate on NAV^+	2.40%
Cumulative Total Return on NAV*	3.98%
Average Annual Total Return on NAV for the 5 Year Period Ending 11/30/2022**	-0.58%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of November 30, 2022.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2022 through December 31, 2022.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, for the period November 1, 2022 through November 30, 2022.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLOUGH GLOBAL DIVIDEND AND INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, Colorado – January 31, 2023 - Today, the Clough Global Dividend and Income Fund (NYSE MKT: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0597 per share to shareholders of record at the close of business on January 20, 2023.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0597	100.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.0597	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.0648	26.92%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.1761	73.08%
Total (per common share)	0.2409	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2022 through 12/31/2022)
Annualized Distribution Rate as a Percentage of NAV^	10.01%
Cumulative Distribution Rate on NAV^+	3.36%
Cumulative Total Return on NAV*	0.10%
Average Annual Total Return on NAV for the 5 Year Period Ending 12/31/2022**	-1.36%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of December 31, 2022.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2022 through January 31, 2023.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, for the period November 1, 2022 through December 31, 2022.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLOUGH GLOBAL DIVIDEND AND INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, Colorado – February 28, 2023 - Today, the Clough Global Dividend and Income Fund (NYSE MKT: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0597 per share to shareholders of record at the close of business on February 17, 2023.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0042	7.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0555	93.00%
Total (per common share)	0.0597	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income*	0.0093	3.10%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source*	0.2913	96.90%
Total (per common share)	0.3006	100.00%

[x]	PLEASE NOTE: the January 31, 2023 19(a) notice identified “Net Investment Income” as the source of the $.0597 per share dividend distribution to shareholders. This classification should have been identified as “Return of Capital or other Capital Source.”

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2022 through 1/31/2023)
Annualized Distribution Rate as a Percentage of NAV^	10.01%
Cumulative Distribution Rate on NAV^+	4.20%
Cumulative Total Return on NAV*	1.03%
Average Annual Total Return on NAV for the 5 Year Period Ending 1/31/2023**	-1.36%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of January 31, 2023.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2022 through February 28, 2023.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, for the period November 1, 2022 through January 31, 2023.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLOUGH GLOBAL DIVIDEND AND INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, Colorado – March 31, 2023 - Today, the Clough Global Dividend and Income Fund (NYSE MKT: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0597 per share to shareholders of record at the close of business on March 17, 2023.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0060	10.08%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0537	89.92%
Total (per common share)	0.0597	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.0153	4.26%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.3450	95.74%
Total (per common share)	0.3603	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2022 through 2/28/2023)
Annualized Distribution Rate as a Percentage of NAV^	10.55%
Cumulative Distribution Rate on NAV^+	5.31%
Cumulative Total Return on NAV*	-3.24%
Average Annual Total Return on NAV for the 5 Year Period Ending 2/28/2023**	-1.56%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of February 28, 2023.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2022 through March 31, 2023.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, for the period November 1, 2022 through February 28, 2023.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLOUGH GLOBAL DIVIDEND AND INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, Colorado – April 28, 2023 - Today, the Clough Global Dividend and Income Fund (NYSE American: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0597 per share to shareholders of record at the close of business on April 21, 2023.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.00036	0.60%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.05934	99.40%
Total (per common share)	0.05970	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.01570	3.74%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.40430	96.26%
Total (per common share)	0.42000	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2022 through 3/31/2023)
Annualized Distribution Rate as a Percentage of NAV^	10.37%
Cumulative Distribution Rate on NAV^+	6.08%
Cumulative Total Return on NAV*	-0.53%
Average Annual Total Return on NAV for the 5 Year Period Ending 3/31/2023**	-0.84%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of March 31, 2023.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2022 through April 30, 2023.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, for the period November 1, 2022 through March 31, 2023.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.